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Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002
(18 U.S.C. § 1350)

        In connection with the annual report of SouthWest Water Company (the "Company") on Form 10-K for the period ended December 31, 2008 (the "Report"), I, Mark A. Swatek, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

  1.
  to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 9, 2009	/s/ MARK A. SWATEK Mark A. Swatek Chief Executive Officer

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  Exhibit 32.1